Midas Funds

                                DECEMBER 31, 2000
                                  ANNUAL REPORT

                       ----------------------------------
                                   MIDAS MAGIC
                       ----------------------------------
                                   MIDAS FUND
                       ----------------------------------
                                 MIDAS INVESTORS
                       ----------------------------------
                          MIDAS U.S. AND OVERSEAS FUND
                       ----------------------------------
                           MIDAS SPECIAL EQUITIES FUND
                       ----------------------------------
                                 DOLLAR RESERVES
                       ----------------------------------

                               [GRAPHIC OMITTED]
                                      MIDAS
                                      FUNDS
                            DISCOVERING OPPORTUNITIES

================================================================================
                                    CONTENTS


           Letter to Our Shareholders                            1
 ................................................................................


           PORTFOLIO COMMENTS
           Midas Magic                                           3
           Midas Fund and Midas Investors                        4
           Midas U.S. and Overseas Fund                          6
           Midas Special Equities Fund                           7
           Dollar Reserves                                       8
 ................................................................................


           SCHEDULE OF INVESTMENTS
           Midas Magic                                          10
           Midas Fund                                           11
           Midas Investors                                      12
           Midas U.S. and Overseas Fund                         13
           Midas Special Equities Fund                          14
           Dollar Reserves                                      15
 ................................................................................


           Consolidated Financial Statements                 16-19
           Notes to Financial Statements                     20-23
           Financial Highlights                              24-26
           Report of Independent Accountants                    27
           New Account Application                              29
           Additional Information                INSIDE BACK COVER
================================================================================

================================================================================

                               TO OUR SHAREHOLDERS

================================================================================


     It is with great pleasure that we submit this combined Annual Report for the Midas Funds for the year 2000. We are also very pleased to welcome shareholders of the Funds who have joined us since our last Report either by opening accounts directly, or through a brokerage firm. During this eventful year, we note a number of shareholders have taken advantage of current lower prices to add to their accounts.

     In our 25 years as investment managers, we have seen all types of markets, boom times and slow wrenching declines, euphoria and deep discouragement. Yet the volatility shown in the past twelve months is something unequaled in our experience. Monthly, weekly, even daily dramatic shifts in stock market sentiment and prices, up and down, made investing in 2000 a sometimes wrenching experience. The year started with a super-charged economy driving stock prices up across almost all sectors and industries. Rising interest rates notwithstanding, low unemployment, low inflation, and the wealth effect of the rising equity markets combined to push consumer confidence and stock prices to still higher levels. Then, just as the economic expansion passed a record setting ten year mark, uncertainty crept into the market. Worries over oil prices, currency trends, economic recession, and unsustainable valuations rose to the fore and stock prices plunged. Happily for the long term, this process has wrung much of the speculative excess out of the equity markets and valuations, particularly in the technology area, are again approaching reasonable levels based on a fundamental analysis of the underlying companies and business conditions.

     At Midas, we remain committed to the proposition that investing for long term results requires hard work and discipline to stay the course. While the Midas Funds did not enjoy the same generally excellent returns of 1999 in 2000, we nevertheless have retained our focus on quality companies with attractive businesses and valuations. Our investment process is based on concentrating on those company fundamentals, economic data, and market trends which we think will best reward investors over the long term. Anticipating that markets will continue to change amidst short term turbulence, we plan to continue to carefully modify the portfolios of the Funds in seeking to benefit from changing conditions.

     While the future direction of the markets is impossible to forecast with certainty, we believe certain basic principles can help investors plan for their future needs. First, investors are encouraged to view their portfolios over the long term. By holding your investment through the inevitable up and down cycles of the financial markets, your vulnerability to any single decline may be lessened. History shows that stock prices have gone up over longer periods of time, outperforming other types of investments, and can stay ahead of inflation. Secondly, diversification can help reduce overall portfolio volatility. Investing among different Midas Funds - the equity Funds for longer term horizons, money market fund Dollar Reserves for shorter term needs, the precious metals Funds as a more focused hedge against inflation - can help you seek this diversification. Lastly, committing to a regular investment strategy of investing a certain amount of money in a Fund at the same time each month or quarter, with periodic reviews of your overall portfolio, provides a sound plan to reach your investment goals.

     As always, please call us at 1-800-400-MIDAS (6432) if you have any questions, and we will be happy to assist you. For 24 hour automated services, call toll free 1-888-503-VOICE (8642) or visit www.midasfunds.com, where you can access your account online, purchase and redeem shares, and exchange between Midas Funds. To make steady monthly investing with Midas as easy, safe, convenient and affordable as possible, we offer three different plans, the Midas Bank Transfer Plan, the Midas Salary Investing Plan and the Midas Government Direct Deposit Plan. For information on any of these free services, simply give us a call and we will help you get started. We look forward to hearing from you.


Sincerely,

/s/ Thomas B. Winmill

Thomas B. Winmill
President

--------------------------------------------------------------------------------

 FUND             INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------

 MIDAS MAGIC      SEEKS ITS OBJECTIVE OF LONG TERM CAPITAL APPRECIATION BY
                  INVESTING PRIMARILY IN EQUITY SECURITIES THAT, IN THE
                  OPINION OF THE INVESTMENT MANAGER, ARE AVAILABLE AT PRICES
                  LESS THAN THEIR INTRINSIC VALUE.

--------------------------------------------------------------------------------

 MIDAS FUND       SEEKS PRIMARILY CAPITAL APPRECIATION AND PROTECTION AGAINST
                  INFLATION AND SECONDARILY CURRENT INCOME.

--------------------------------------------------------------------------------

 MIDAS
 INVESTORS        SEEKS LONG TERM CAPITAL APPRECIATION IN INVESTMENTS WITH THE
                  POTENTIAL TO PROVIDE A HEDGE AGAINST INFLATION AND PRESERVE
                  THE PURCHASING POWER OF THE DOLLAR.

--------------------------------------------------------------------------------

 MIDAS U.S. AND   INVESTS WORLDWIDE FOR THE HIGHEST POSSIBLE TOTAL RETURN.
 OVERSEAS FUND

--------------------------------------------------------------------------------

 MIDAS SPECIAL    INVESTS AGGRESSIVELY FOR MAXIMUM CAPITAL APPRECIATION.
 EQUITIES FUND

--------------------------------------------------------------------------------

 DOLLAR           A HIGH QUALITY MONEY MARKET FUND INVESTING IN U.S.
 RESERVES         GOVERNMENT SECURITIES. INCOME IS GENERALLY FREE FROM STATE
                  TAXES. FREE, UNLIMITED CHECK WRITING WITH ONLY A $250
                  MINIMUM PER CHECK.

--------------------------------------------------------------------------------

                        ================================
                                   MIDAS MAGIC
                        --------------------------------
                                   COMMENTARY

     It is a pleasure to submit this Annual Report and to welcome our new shareholders attracted to Midas Magic's objective of seeking long term capital appreciation. The Fund's negative 25.83% total return in 2000 reflected the difficult conditions and volatility in many sectors of the equities markets, and is disappointing after 1999's total return of +70.58%.

     In 2000, the Fund's strategy was to make leveraged investments in common stocks of selected rapidly growing companies in upwardly trending markets and patiently adopting a defensive strategy when markets appeared vulnerable to overall price declines. More successful early in the year, the extreme market volatility of late spring, as reflected in weekly and even daily dramatic shifts in stock market sentiment and prices, up and down, required further adjustments towards a more defensive strategy by summer. The Fund reallocated its investments more evenly between "new economy" and "old economy" companies and sold short S&P 500 futures contracts. The Fund benefitted from this neutral stance through the early fall, but when it assumed a more aggressive, fully invested position in late fall its timing was premature, and the Fund's return suffered with the declining markets.

     Currently, it appears that the financial markets have sufficiently discounted the potential threat of a recessionary slow down in the economy. Recent sharp decreases in the Federal Funds rate also suggest the potential for future capital appreciation. Historically, when the economy is in or near recession and the Federal Reserve Bank has cut its target interest rate, equity prices of leading businesses rise over the near and medium term - such as in the bull markets beginning in the recessionary years of 1974, 1982, and 1990. Further, given the recent drop in consumer confidence - a contrary indicator, the Fund is maintaining its commitment to the equity markets, again seeking market leaders whose earnings or revenue prospects are improving and with promising upward price momentum. The Fund is focusing on companies within the pharmaceutical, energy, and financial services industries. From time to time, the Fund may seek to enhance this investment strategy with leverage and futures transactions. Consistent with its market timing strategy, the Fund will continue to attempt to invest in the higher growth businesses among larger capitalization, globally recognized names with the operational and financial leverage to reward investors with potential capital appreciation.


================================================================================
                                 TOP 10 HOLDINGS
                             AS OF DECEMBER 31, 2000

--------------------------------------------------------------------------------
    1 Pharmacia Corp.
 ................................................................................
    2 Wal-Mart Stores, Inc.
 ................................................................................
    3 El Paso Energy Corp.
 ................................................................................
    4 Alliance Capital Management Holding L.P.
 ................................................................................
    5 Pfizer, Inc.
 ................................................................................
    6 Nokia Oyi ADR
 ................................................................................
    7 The Chase Manhattan Corp.
 ................................................................................
    8 Enron Corp.
 ................................................................................
    9 The Boeing Company
 ................................................................................
   10 Oracle Corp.
--------------------------------------------------------------------------------

                        ================================
                          MIDAS FUND & MIDAS INVESTORS
                        --------------------------------
                                   COMMENTARY


     It is a pleasure to submit our combined annual report for Midas Fund and Midas Investors. Both Midas Fund and Midas Investors seek capital appreciation and protection against inflation and invest primarily in companies involved in mining, processing or dealing in gold or other precious metals. Importantly, Midas Fund's primary focus can also include other natural resource companies as well.

     Based on the London p.m. gold price, the average price of gold during 2000 was $279.10 per ounce, barely changed from the $278.57 average in 1999. The year's highest price was $312.70, seen on February 4; the lowest price was $263.80 on October 27. Unfortunately, however, the trend was downward. Gold began the year at $290.25 per ounce and dropped by the end of 2000 to $274.45. Precious metal stocks fared poorly as well, with the Philadelphia Gold and Silver Index down 25%, the Australian ASXGold Index down 30%, and the Johannesburg All Gold Index down 38%. In this same period Midas Investors and Midas Fund declined 26.42% and 38.24%, respectively.

     In 2000, influences depressing prices of precious metals and mining shares included both fundamental and psychological factors. Affecting market psychology, the Bank of England's repeated auctions of gold appeared to shake investor confidence in the market's ability to absorb the gold sales of central banks globally. Likewise, low lease rates for gold offered by these central banks, combined with a strong U.S. dollar, emboldened speculative short sellers to make further sales of gold whenever a price rally appeared in the offing, dampening further spikes to higher gold price levels. Another psychological shift dramatically affecting security prices is the new alignment of gold mining company valuation tech- niques with more standard valuation techniques, historically applied to base metal and other resources companies. Investors seem less satisfied with appraisals of a company's mining prospects and ounces of gold reserves, and more concerned with measurements focusing on returns on equity and assets.

     Fundamentally, higher interest rates and declining gold prices severely impacted the ability of many precious metals companies to meet their financial targets in 2000. Debt obligations assumed in prior high gold price environments became increasingly difficult to service. In several instances, loans became due and payable, while more stringent, expensive, and illiquid capital markets were increasingly inaccessible to medium and junior producing mining companies. Discouraging to some investors as well were the announcements by some prominent companies of cutbacks in mining exploration and development budgets, dimming their prospects of future growth.

                                   MIDAS FUND
================================================================================
                                 TOP 10 HOLDINGS
                             AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
    1 Barrick Gold Corporation
 ................................................................................
    2 Meridian Gold Inc.
 ................................................................................
    3 De Beers Consolidated Mines Ltd. ADR
 ................................................................................
    4 Stillwater Mining Company
 ................................................................................
    5 BHP Ltd. ADR
 ................................................................................
    6 Franco-Nevada Mining Corporation Ltd.
 ................................................................................
    7 AngloGold Limited ADR
 ................................................................................
    8 Golden Cycle Gold Corporation
 ................................................................................
    9 Rio Tinto plc ADR
 ................................................................................
   10 El Paso Energy Corp.
--------------------------------------------------------------------------------

More surprising was the lack of merger activity in the industry, which would appear to give smaller companies the economies of scale necessary to achieve financial and operational leverage essential in the more competitive environment.

     The brightest spot in the precious metals markets during 2000 was unquestionably in the platinum and palladium arena, whose steadily rising industrial use, primarily for catalytic converters, and increasing appeal for jewelry - up 80% in the last decade according to Johnson Matthey Plc - together with limited supplies, led prices to new highs. Platinum surged approximately 40% over the year to $619 per ounce, reaching a 10 year high. The price of palladium doubled to a record $980 per ounce - up from $120 per ounce just four years ago. Our investments in companies involved with these two exciting metals participat ed dramatically in these price trends in 2000 and show signs of further appreciation potential in 2001.

     As these events transpired over 2000, the Investment Policy Committee, which assumed sole portfolio management of Midas Fund in December 1999, sought to implement a strategy over the year to restructure the Fund's portfolio to own the securities of the largest mining companies in the world and to continue the reduction of its exposure to junior development and junior mining companies. Through pursuit of this strategy, by the end of 2000 the primary emphasis of the Fund's mining portfolio has focused on quality major and medium size producing companies with disciplined operations, financial strength, and positive cash flow even at current gold prices. As the recessionary threat to the economy loomed, Midas Fund's strategy also included lessening its exposure to declining base metal prices and reallocating its assets in companies involved in diamonds, energy, power generation, and other natural resources. The Fund occasionally employed leverage and futures strategies in an effort to enhance returns. To a limited extent, the Fund invested in securities of selected growth companies and money market securities.

     Midas Investors' strategy in 2000 was to build a globally diverse portfolio of equity securities of primarily the largest capitalization companies involved directly or indirectly in mining, processing or dealing in gold and other precious metals. The Fund's investments in platinum and palladium producing companies were among the most fruitful over the year. To a limited extent, the Fund also held securities of selected growth companies, and money market securities and, in addition, selectively employed leverage and futures strategies in attempting to enhance returns.

     Looking ahead, we are optimistic about improving prospects for gold prices. The September 26, 1999 statement of the 15 European central banks restricting gold sales and lending for 5 years will be supplemented by the expectation of the end of Bank of England gold auctions after 2001. Although forecasts of global gross domestic product, the total value of goods and services produced world-wide, being revised downward may lead to generally lower industrial and jewelry demand, recent declines in U.S. dollar strength may give rise to widely anticipated increases in gold prices in U.S. dollar terms and stimulate offshore demand in high gold consuming regions, such as Asia and Europe. At the same time, mining companies are being compelled to either lower their costs of production or seek to combine with other companies, which can offer the potential for appreciation in their share prices.

                                 MIDAS INVESTORS
================================================================================
                                 TOP 10 HOLDINGS
                             AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

    1 Barrick Gold Corporation
 ................................................................................
    2 Dallas Gold and Silver Exchange, Inc.
 ................................................................................
    3 Golden Cycle Gold Corporation
 ................................................................................
    4 Meridian Gold Inc.
 ................................................................................
    5 North American Palladium Ltd.
 ................................................................................
    6 Impala Platinum Holdings Ltd. ADR
 ................................................................................
    7 Stillwater Mining Company
 ................................................................................
    8 Harmony Gold Mining Company Ltd.. ADR
 ................................................................................
    9 Goldcorp, Inc.
 ................................................................................
   10 Franco-Nevada Mining Corp. Ltd.
--------------------------------------------------------------------------------

                        ================================
                          MIDAS U.S. AND OVERSEAS FUND
                        --------------------------------
                                   COMMENTARY


     It is a pleasure to submit this Annual Report and to welcome our new shareholders to Midas U.S. and Overseas Fund, whose objective is obtain the highest possible total return on its assets from long term growth of capital and from income. The Fund seeks its objective principally through a portfolio of securities of U.S. and overseas issuers and may use leverage and futures strategies as well. Although the Fund was successful in achieving a total return of +46.72% in 1999, 2000 was a disappointment with a negative 52.09% total return.

     Hindering results in 2000 was the continuation of the Fund's successful 1999 strategy to emphasize the high growth, but volatile, cellular telecommunications, telecommunications service, and telecommunications equipment industries. With industry consolidation in full swing, we anticipated further gains in 2000. Unfortunately, customer acquisition and other costs rose higher than expectations, raising investor concerns, which were exacerbated by the general sell-off in the entire technology sector in the late spring and fall. The surprising strength of the U.S. dollar, even in the face of the ballooning domestic current account deficit, added to the pressure on prices of securities denominated in foreign currencies. Increases in interest rates and oil prices raised uncertainties about worldwide declines in economic activity. In attempting to adjust the Fund's portfolio in view of these changing conditions, the Funds strategy towards the close of the year was to re-position the Fund with new investments in integrated multi-national energy companies and globally oriented financial companies that can take advantage of pricing fluctuations in their markets. Seeking to enhance its returns, the Fund also engaged in some market timing strategies, which involved short term trading, as well as leverage and futures transactions.

     Looking ahead, we believe the technology area will resume its normal pattern of higher than average growth. Given the declines in global economic activity, we anticipate further softening in the advertising, retailing, and basic manufacturing sectors. We expect to seek to benefit as U.S. dollar strength recedes, and from improvement in certain foreign developed economies. As interest rates decline in 2001 from peaks in 2000, further allocations may be made in businesses that grow best in stable or declining interest rate environments, such as banks and similar financial services companies. Consistent with our core conviction of the globalization of the world economy, the Fund will focus on globally-recognized industry leaders with the greatest financial strength and superior operations.

================================================================================
                                 TOP 10 HOLDINGS
                             AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

    1 Oracle Corp.
 ................................................................................
    2 Telefonos de Mexico S.A. ADR
 ................................................................................
    3 American International Group, Inc.
 ................................................................................
    4 Corning Inc.
 ................................................................................
    5 Citigroup Inc.
 ................................................................................
    6 Stilwell Financial, Inc.
 ................................................................................
    7 Exxon Mobil Corp.
 ................................................................................
    8 Royal Dutch Petroleum Company
 ................................................................................
    9 Mills Corp.
 ................................................................................
   10 Pharmacia Corp.
--------------------------------------------------------------------------------

                        ================================
                           MIDAS SPECIAL EQUITIES FUND
                        --------------------------------
                                   COMMENTARY


     It is a pleasure to submit this annual Report for Midas Special Equities Fund and to welcome our new shareholders who find appealing the Fund's aggressive investment strategies for capital appreciation. We thank you for your support and confidence in 2000 and look forward to discovering opportunities for above average capital appreciation on your behalf in the months and years ahead.

     Consistent with the Fund's investment objective and policies, the Fund's strategy in 2000 was to invest in equity securities, often involving special situations and emerging growth companies, and employ certain aggressive investment strategies in seeking to enhance returns, including short term trading, leverage and transactions in futures on the S&P 500 index. By late spring, the Fund began to reposition its portfolio to emphasize larger, "old economy" companies and de-emphasize "new economy" technology companies. In 2000, the Russell 2000 and the Standard & Poor's 500 indices declined 3.03% and 9.10%, respectively. The Nasdaq, reflecting mostly technology stocks, fell 39.3%, the worst annual performance in its history. Although the Fund's aggressive investment strategies of seeking its capital appreciation objective was successful in 1999, achieving a +30.58% total return, the year 2000 was a disappointment with a negative 21.18% total return. The Fund's performance in 2000 reflects its higher investment commitment to the technology area while the more positive performance within its portfolio came from investments in "old economy" companies in the consumer cyclical and financial sectors.

     Looking ahead, we anticipate a slowing economy with moderate inflation and lower interest rates over the course of the year. In this type of environment, we think that higher returns will be enjoyed by those companies with improving revenue growth and returns on capital, solid financial strength,and a dominant business franchise that will grow notwithstanding weakness in the overall economy. In view of the potential for lower interest rates, we believe the financial sector, including the insurance and money center banking industries, have particular promise. In certain situations, technology companies that serve markets anticipated to grow, even in a recessionary environment, or whose productivity enhancing products or services are seen as essential in an increasing competitive global marketplace, may benefit by higher valuations.

     Investing in the financial markets in the year 2001 probably holds more volatility ahead. For investors who can accept these short term swings for long term appreciation potential, Midas Special Equities Fund has the flexibility to adapt and attempt to obtain capital appreciation for its shareholders from shifting market trends.


================================================================================
                                 TOP 10 HOLDINGS
                             AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

    1 Philip Morris Companies Inc.
 ................................................................................
    2 American International Group, Inc.
 ................................................................................
    3 Schering-Plough Corp.
 ................................................................................
    4 Berkshire Hathaway Inc. Class B
 ................................................................................
    5 Citigroup Inc.
 ................................................................................
    6 Exxon Mobil Corp.
 ................................................................................
    7 Alliance Capital Management Holding L.P.
 ................................................................................
    8 Pharmacia Corp.
 ................................................................................
    9 El Paso Energy Corp.
 ................................................................................
   10 Nokia Oyj ADR
--------------------------------------------------------------------------------

                        ================================
                                 DOLLAR RESERVES
                        --------------------------------
                                   COMMENTARY


     We are pleased to welcome shareholders of the Fund who have joined us since our June 30, 2000 Report. The Fund's approach of investing exclusively in short term U.S. Government and U.S. Agency securities, a portion of the income from which is generally free from state income taxes, makes it a sound choice for safety conscious investors.

DOLLAR RESERVES YIELD UP

     It is a pleasure to report that the Fund's investment strategy for seeking its objective of maximizing yield for shareholders consistent with preservation of capital and maintenance of liquidity through U.S. Government and agency money market securities was successful, achieving a 28% increase in its effective compound yield to 5.97% based on the seven day current yield of 5.78% over year end 1999.

Effective Yield as of
December 31, 2000                      5.97%
 ............................................

Effective Yield as of
December 31, 1999                      4.65%
 ............................................
INCREASE                               1.32%

     After raising the Federal Funds rate in the first half of 2000, the Federal Reserve signaled a change in policy in December 2000 and lowered its rate by 0.50% at the beginning of January 2001. At the same time, the Federal Reserve signaled its willingness to lower rates further over the coming months in order to stimulate a slowing economy.

     Leading up to the Federal Reserve rate cut action on January 3, 2001, yield spreads had widened, particularly for commercial paper, a daily funding source for many businesses with over $600 billion in commercial paper maturing early in 2001. Money market rates had come down and the markets in later 2000 were already trading below the Federal funds rate. Economic statistics were indicating a slowdown in the economy. Reflecting the weakness in the manufacturing sector, the Purchase Manager's Index fell to its lowest level since the 1991 recession. Likewise, consumer confidence fell to a two year low.

     Our focus will be on the economy and to what extent economic activity slows. Government statistics over the near term will most likely confirm that the economy glided into a recession around the turn of the year. First quarter gross domestic product most likely will show a flat result and short term interest rates will likely continue to decline and remain low for the foreseeable future. Further rate reductions by the Federal Reserve Bank can be anticipated in the first six months of 2001. Going forward, the Fund will continue to invest opportunistically in short term U.S. Government agency securities to maintain a portfolio that seeks to maximize yield for shareholders consistent with preservation of capital and maintenance of liquidity.

     The Fund's all-weather income and safety conscious approach make it an ideal vehicle for a program of steady monthly investing. To make investing in the Fund as easy, safe, convenient and affordable as possible, we offer three different plan, the Midas Bank Transfer Plan, the Midas Salary Investing Plan and the Midas Government Direct Deposit Plan. For information on these free services simply give us a call and we will help you get started.

     If you have any questions or would like further information on the Midas Funds Family, or our Traditional, Roth, or Education IRAs, we would be very pleased to hear from you. Just call 1-800-400-MIDAS (6432) and an Investor Service Representative will be glad to assist you, as always, without obligation on your part.

                     ======================================
                        PERFORMANCE GRAPHS/TOTAL RETURNS
                     --------------------------------------


         [The tables below represent line charts in the printed piece.]

Midas Investors, S&P 500 and Precious Metals Average

Midas Investors               Precious Metals                   S&P 500
9886                                9643                        13048
8187.59                             8137.73                     14042.3
15362.4                            14671.5                      15454.9
13237.8                            12745.1                      15657.4
12518.9                            13421.9                      21533.6
13052.2                            14758.7                      26475.5
5783.45                             8660.42                     35305.1
3920.6                              7622.9                      45395.3
3684.19                             8117.63                     54946.5
2710.83                             6672.69                     49946.4

Midas Fund, S&P 500 and   Precious Metals Average


Midas Fund                    Precious Metals                   S&P 500
 9980                               9643                        13048
 9264.43                            8137.73                     14042.3
18414                              14671.5                      15454.9
15270.7                            12745.1                      15657.4
20879.7                            13421.9                      21533.6
25310.3                            14758.7                      26475.5
10369.6                             8660.42                     35305.1
7420.51                             7622.9                      45395.3
6683.66                             8117.63                     54946.5
4127.83                             6672.69                     49946.4


Midas Magic, S&P 500 and Russell 2000 Average

Midas Magic                      Russell 2000                   S&P 500
10639                              14605                        13048
13617.9                            17293.8                      14042.3
15565.3                            20562.3                      15454.9
15811.2                            20188.1                      15657.4
21003.6                            25929.6                      21533.6
24925                              30218.3                      26475.5
25807.3                            36978.1                      35305.1
22240.8                            36035.2                      45395.3
37938.3                            43696.3                      54946.5
28138.8                            42372.3                      49946.4


Midas Special Equities, S&P 500 and Russell 2000 Average

Special Equities                 Russell 2000                   S&P 500
14054                              14605                        13048
18042.5                            17293.8                      14042.3
20992.5                            20562.3                      15454.9
17520.3                            20188.1                      15657.4
24610.8                            25929.6                      21533.6
24869.2                            30218.3                      26475.5
26169.9                            36978.1                      35305.1
24811.7                            36035.2                      45395.3
32399.1                            43696.3                      54946.5
25536.9                            42372.3                      49946.4

US and Overseas, MSCI and MSFA

US and Overseas                  World Stocks                 MSCI World
12269                              12247                        11828
11940.2                            12431.9                      11209.4
15129.4                            16454.9                      13731.5
13144.4                            16199.9                      14429.1
16445                              19008.9                      17418.8
17323.2                            22166.3                      19766.8
18300.2                            24883.9                      22882.1
18516.1                            28006.8                      28451.6
27166.9                            38386.1                      35544.6
13042.8                            34309.5                      30859.8


GROWTH OF $10,000 INVESTMENT
JANUARY 1, 1991 THROUGH DECEMBER 31, 2000

The $10,000 Performance Graphs are from January 1, 1991 through December 31, 2000 and results in each case reflect reinvestment of dividends and distributions. Past performance is not predictive of future performance. MIDAS MAGIC is compared to the RUSSELL 2000 and the S&P 500. MIDAS SPECIAL EQUITIES FUND is compared to the RUSSELL 2000 and the S&P 500. MIDAS FUND and MIDAS INVESTORS are compared to the S&P 500 and the MORNINGSTAR SPECIALTY FUND-PRECIOUS METALS Average ("PMA") of 38funds. Midas U.S. and Overseas is compared to the MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ND ("MSCI") and MORNINGSTAR'S WORLD STOCK FUND AVERAGE ("MSFA"). The RUSSELL 2000, a small company index, and the S&P 500, a broad equity Index, are unmanaged and fully invested in common stocks. The MSCI includes all 23 MSCI developed market countries listed in U.S. Dollars. The MSFA is an equally weighted average of 125 funds in the world stock category. MIDAS MAGIC and MIDAS SPECIAL EQUITIES FUND invest in common stocks and may also leverage and own fixed income securities, options, and futures. MIDAS FUND and MIDAS INVESTORS invest primarily in securities of companies involved in mining, processing or dealing in precious metals and, in the case of Midas Fund, other resources, may invest in fixed income securities for temporary defensive purposes and other securities, and may use leverage and futures. Midas U.S. and Overseas Fund may invest in any type of U.S. or foreign securities and engage in leverage, options, futures and forward currency transactions.

                                             $FINAL     % TOTAL       % AVG.
FUND NAME                                     VALUE      RETURN    ANN. RETURN
 ................................................................................
Midas Magic ...........................      28,139        181.36      10.90
Midas Special Equities ................      25,537        155.38       9.83
Midas Fund ............................       4,128        (58.71)     (8.47)
Midas Investors .......................       2,711        (72.89)    (12.24)
Midas U.S. and Overseas ...............      13,043         30.44       2.69
Russell 2000 ..........................      42,372        323.72      15.53
S&P 500 ...............................      49,944        399.44      17.45
PMA ...................................       6,673        (33.27)     (3.96)
MSCI ..................................      30,680        208.64      11.93
MSFA ..................................      34,308        243.08      13.12

Average annual total return for the periods ended 12/31/00 for Midas Magic, Midas Special Equities Fund, Midas Fund, Midas Investors, and Midas U.S. and Overseas Fund, respectively, for one year was (25.83)%, (21.18)%, (38.24)%, (26.42)%, and (51.99)%, for the past five years was 6.02%, 0.74%, (27.69)%,
(26.36)%, and (4.53)%, and for the past ten years was 10.90%, 9.83%, (8.47)%,
(12.24)%, and 2.69%.

================================================================================
                                MIDAS MAGIC, INC.
--------------------------------------------------------------------------------
              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------
   SHARES   COMMON STOCKS AND WARRANTS (76.31%)                     MARKET VALUE
--------------------------------------------------------------------------------
            AIRCRAFT (4.38%)
      700   The Boeing Company                                        $  46,200

            CHEMICALS & ALLIED PRODUCTS (5.79%)
    1,000   Pharmacia Corp.                                              61,000

            COMMUNICATIONS EQUIPMENT (8.79%)
    2,000   Motorola, Inc.                                               40,500
    1,600   Nokia Oyj ADR                                                52,200
                                                                       ........
                                                                         92,700
            COMPUTER COMMUNICATIONS EQUIPMENT (3.63%)
    1,000   Cisco Systems, Inc.                                          38,250

            COMPUTER & OFFICE EQUIPMENT (4.03%)
      500   International Business Machines Corp.                        42,500

            INVESTMENT ADVICE (5.28%)
    1,100   Alliance Capital Management Holding L.P.                     55,687

            NATIONAL COMMERCIAL BANKS (4.74%)
    1,100   J.P. Morgan Chase & Co.                                      49,981

            NATURAL GAS TRANSMISSION (5.43%)
      800   El Paso Energy Corp.                                         57,300

            NEWSPAPERS: PUBLISHING OR PUBLISHING & PRINTING (3.67%)
    1,200   The News Corporation ADR*                                   38,700

            PETROLEUM REFINING (4.12%)
      500   Exxon Mobil Corp.                                            43,469

            PHARMACEUTICAL PREPARATIONS (5.24%)
    1,200   Pfizer Inc.                                                  55,200

            RADIOTELEPHONE COMMUNICATIONS (3.93%)
    3,700   Telefonaktiebolaget LM Ericsson ADR                          41,394

            RETAIL - VARIETY STORES (5.54%)
    1,100   Wal-Mart Stores, Inc.                                        58,437

            SERVICES-PREPACKAGED SOFTWARE (7.01%)
      700   Microsoft Corp.*                                             30,363
    1,500   Oracle Corp.*                                                43,594
                                                                     ...........
                                                                         73,957
            WHOLESALE-PETROLEUM & PETROLEUM PRODUCTS (4.73%)
      600   Enron Corp.                                                  49,875
                                                                     ...........

                Total Common Stocks (cost: $854,497) (76.31%)          $804,650
--------------------------------------------------------------------------------
PAR VALUE   SHORT-TERM INVESTMENTS (23.69%)
--------------------------------------------------------------------------------
 $249,760   State Street Bank & Trust Repurchase Agreement, 3.50%,
            12/29/2000, due 1/2/2001 (collateralized by $225,000
            U.S. Treasury Bonds, 10.75%, due 5/15/03, market
            value: $255,327 proceeds at maturity: $249,881)             249,760
                                                                     ...........
                Total Short Term Investments (cost: $249,760)           249,760

                  Total Investments (cost: $1,104,257) (100.00%)     $1,054,410
--------------------------------------------------------------------------------

*INDICATES NON-INCOME PRODUCING SECURITY.

================================================================================
                                MIDAS FUND, INC.
================================================================================
              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------
SHARES      COMMON STOCKS (100.00%)                                 MARKET VALUE
--------------------------------------------------------------------------------
            PRECIOUS METALS AND RESOURCES (89.59%)
   20,000   Anglo American Platinum Corporation Limited ADR          $  915,000
   20,000   Anglo American Platinum Corporation Limited                 928,637
   12,000   Anglo American plc ADR                                      655,500
  100,000   AngloGold Limited ADR                                     1,493,750
  400,000   Barrick Gold Corp.                                        6,552,000
   85,000   BHP Limited ADR                                           1,785,000
   75,000   De Beers Consolidated Mines Ltd. ADR                      2,008,594
  150,000   Franco-Nevada Mining Corp. Ltd.                           1,710,057
  100,000   Freeport-McMoRan Copper &Gold, Inc. Class B*                856,250
   96,000   Gencor Limited                                              392,560
  328,900   Golden Cycle Gold Corp.*                                  1,480,050
  400,000   Gold Fields Limited                                       1,400,000
  200,000   Gold Fields Limited ADR                                     696,875
  100,000   Harmony Gold Mining Company Limited ADR                     468,750
   50,000   Homestake Mining Company                                    209,375
   24,600   Impala Platinum Holdings Limited ADR                      1,242,300
   58,500   Lonmin Plc ADR                                              877,500
  650,000   Meridian Gold Inc.*                                       4,468,750
  200,000   Newcrest Mining Limited                                     487,371
   50,000   Newmont Mining Corp.                                        853,125
  100,000   North American Palladium Ltd.*                              910,030
  200,000   Randgold Resources Ltd.*                                    607,500
  433,000   Rio Narcea Gold Mines Ltd.*                                 233,828
   20,000   Rio Tinto plc ADR                                         1,441,250
   50,000   Stillwater Mining Company*                                1,967,500
                                                                   ...........
                                                                     34,641,552

            PRECIOUS METALS AND RESOURCES RELATED (10.41%)
   17,000   Calpine Corp.*                                             766,063
   20,000   El Paso Energy Corp.                                     1,432,500
   15,000   Enron Corp.                                              1,246,875
  134,000   USEC Inc.                                                  577,875
                                                                   ...........
                                                                     4,023,313
                                                                   ...........

                Total Investments (cost: $50,503,761) (100.00%)    $38,664,865


--------------------------------------------------------------------------------

*INDICATES NON-INCOME PRODUCING SECURITY.

================================================================================
                              MIDAS INVESTORS LTD.
--------------------------------------------------------------------------------
              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------
  SHARES    COMMON STOCKS (100.00%)                                 MARKET VALUE
--------------------------------------------------------------------------------
            AUSTRALIA (5.42%)
   34,000   Newcrest Mining Ltd.                                     $   82,853
   65,000   Normandy Mining Ltd.                                         35,135
    4,000   WMC Limited ADR                                              67,500
                                                                    ...........
                                                                        185,488
            NORTH AMERICA (71.72%)
   10,000   Agnico-Eagle Mines Ltd.                                      60,000
   40,000   Barrick Gold Corp.                                          655,200
   40,000   Dallas Gold and Silver Exchange, Inc.*                      340,000
   10,000   Franco-Nevada Mining Corp. Ltd.                             114,004
   12,500   Freeport-McMoRan Copper & Gold, Inc. Class B*               107,031
   67,500   Golden Cycle Gold Corp.*                                    303,750
   19,200   Goldcorp. Inc.                                              116,400
    5,000   Homestake Mining Company                                     20,938
   35,000   Meridian Gold Inc.*                                         240,625
    6,000   Newmont Mining Corp.                                        102,375
   25,000   North American Palladium Ltd. *                             227,508
    4,800   Placer Dome Inc.                                             46,200
    3,000   Stillwater Mining Co.*                                      118,050
                                                                    ...........
                                                                      2,452,081

            SOUTH AFRICA (19.66%)
    1,500   Anglo American Platinum Corp.                                69,648
    6,000   AngloGold Limited ADR                                        89,625
    4,000   De Beers Consolidated Mines Ltd. ADR                        107,125
    8,000   Gencor Limited                                               32,713
   30,000   Gold Fields Limited ADR                                     104,531
   25,000   Harmony Gold Mining Company Ltd. ADR                        117,187
    3,000   Impala Platinum Holdings Ltd. ADR                           151,500
                                                                    ...........
                                                                        672,329
            UNITED KINGDOM(3.20%)
    2,000   Anglo American plc ADR                                      109,250
                                                                    ...........

                Total Investments (cost: $3,911,255) (100.00%)       $3,419,148

--------------------------------------------------------------------------------

*INDICATES NON-INCOME PRODUCING SECURITY.

================================================================================
                        MIDAS U.S. AND OVERSEAS FUND LTD.
--------------------------------------------------------------------------------
              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------
  SHARES    COMMON STOCKS AND WARRANTS (100.00%)                    MARKET VALUE
--------------------------------------------------------------------------------
            FINLAND (3.89%)
            COMMUNICATIONS EQUIPMENT
   4,000    Nokia Oyj ADR                                            $  174,000

            MEXICO (7.27%)
            TELEPHONE COMMUNICATIONS
   7,200    Telefonos de Mexico S.A. ADR                                324,900

            NETHERLANDS (5.55%)
            PETROLEUM REFINING
   4,100    Royal Dutch Petroleum Company                               248,306

            UNITED STATES (83.29%)
            AIRCRAFT (4.43%)
   3,000    The Boeing Company                                          198,000

            CHEMICALS &ALLIED PRODUCTS (5.32%)
   3,900    Pharmacia Corp.                                             237,900

            COGENERATION SERVICES & SMALL POWER PRODUCERS (4.03%)
   4,000    Calpine Corp.*                                              180,250

            FINANCE SERVICES (6.00%)
   6,800    Stilwell Financial, Inc.                                    268,175

            FIRE, MARINE & CASUALTY INSURANCE (6.61%)
   3,000    American International Group, Inc.                          295,687

            GLASS, GLASSWARE, PRESSED OR BLOWN (6.14%)
   5,200    Corning, Inc.                                               274,625

            INVESTMENT ADVICE (2.38%)
   2,100    Alliance Capital Management Holding L.P.                    106,313

            NATIONAL COMMERCIAL BANKS (6.09%)
   5,333    Citigroup Inc.                                              272,316

            NATURAL GAS TRANSMISSION (4.81%)
   3,000    El Paso Energy Corp.                                        214,875

            PETROLEUM REFINING (5.83%)
  19,000    Exxon Mobil Corp.                                           260,812

            PHARMACEUTICAL PREPARATIONS (5.14%)
   5,000    Pfizer Inc.                                                 230,000

            REAL ESTATE INVESTMENT TRUSTS (5.44%)
  14,700    Mills Corp.                                                 243,469

            SECURITY BROKERS, DEALERS & FLOTATION COMPANIES (4.44%)
   7,000    The Charles Schwab Corp.                                    198,625

            SERVICES-PREPACKAGED SOFTWARE (11.61%)
   3,800    Microsoft Corp.*                                            164,825
  12,200    Oracle Corp.*                                               354,563
                                                                    ...........
                                                                        519,388
                                                                    ...........
            WHOLESALE-PETROLEUM & PETROLEUM PRODUCTS (5.02%)
   2,700    Enron Corp.                                                 224,438
                                                                    ...........

                Total Investments (cost: $4,602,846) (100.00%)       $4,472,079

--------------------------------------------------------------------------------

*INDICATES NON-INCOME PRODUCING SECURITY.

================================================================================
                        MIDAS SPECIAL EQUITIES FUND, INC.
--------------------------------------------------------------------------------
              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------
  SHARES    COMMON STOCKS AND WARRANTS (100.00%)                    MARKET VALUE
--------------------------------------------------------------------------------

            AIRCRAFT (4.17%)
  20,000    The Boeing Company                                       $ 1,320,000

            CHEMICALS &ALLIED PRODUCTS (5.01%)
  26,000    Pharmacia Corp.                                            1,586,000

            COGENERATION SERVICES & SMALL POWER PRODUCTS (4.55%)
  32,000    Calpine Corp.*                                             1,442,000

            FINANCE SERVICES (4.48%)
  36,000    Stilwell Financial, Inc.                                   1,419,750

            FIRE, MARINE & CASUALTY INSURANCE (16.63%)
  29,550    American International Group, Inc.                         2,912,522
   1,000    Berkshire Hathaway Inc. Class B*                           2,354,000
                                                                     ...........
                                                                       5,266,522
            FOOD & KINDRED PRODUCTS (11.03%)
  79,400    Philip Morris Companies Inc.                               3,493,600

            GLASS, GLASSWEAR, PRESSED OR BLOWN (4.65%)
  27,900    Corning Inc.                                               1,473,469

            INVESTMENT ADVICE (5.02%)
  31,400    Alliance Capital Management Holding L.P.                   1,589,625

            NATIONAL COMMERCIAL BANKS (7.35%)
  45,600    Citigroup Inc.                                             2,328,450

            NATURAL GAS TRANSMISSION (4.98%)
  22,000    El Paso Energy Corp.                                       1,575,750

            NEWSPAPERS: PUBLISHING OR PUBLISHING & PRINTING (.83%)
  25,000    The News Corporation Limited Preferred ADSWarrants*          261,800

            PETROLEUM REFINING (5.22%)
  19,000    Exxon Mobil Corp.                                          1,651,812

            PHARMACEUTICAL PREPARATIONS (7.97%)
  44,500    Schering-Plough Corp.                                      2,525,375

            RADIO & TV BROADCASTING & COMMUNICATIONS EQUIPMENT (4.86%)
  35,400    Nokia Oyj ADR                                              1,539,900

            REAL ESTATE INVESTMENT TRUSTS (4.49%)
  85,800    Mills Corp.                                                1,421,063

            SECURITY BROKERS, DEALERS & FLOTATION COMPANIES (4.03%)
  45,000    The Charles Schwab Corp.                                   1,276,875

            WHOLESALE-PETROLEUM & PETROLEUM PRODUCTS (4.73%)
  18,000    Enron Corp.                                                1,496,250
                                                                     ...........

                Total Investments (cost: $26,097,904) (100.00%)      $31,668,241

--------------------------------------------------------------------------------

*INDICATES NON-INCOME PRODUCING SECURITY.

================================================================================
                              DOLLAR RESERVES, INC.
--------------------------------------------------------------------------------
              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------
  PAR VALUE   U.S. GOVERNMENT AGENCIES (100.00%)              YIELD*    VALUE**
--------------------------------------------------------------------------------
 $  200,000   Federal Farm Credit, due 1/03/01                6.46%   $  199,928
    151,000   Federal Farm Credit, due 1/04/01                6.46%      150,919
     95,000   Federal Farm Credit, due 2/23/01                6.40%       94,105
     95,000   Federal Farm Credit, due 3/05/01                6.37%       93,941
    134,000   Federal Farm Credit, due 3/12/01                6.37%      132,340
    100,000   Federal Home Loan Banks, due 1/05/01            6.46%       99,928
    400,000   Federal Home Loan Banks, due 1/10/01            6.44%      399,356
    400,000   Federal Home Loan Banks, due 1/12/01            6.42%      399,215
    114,000   Federal Home Loan Banks, due 1/19/01            6.44%      113,633
    700,000   Federal Home Loan Banks, due 1/26/01            6.25%      696,962
    109,000   Federal Home Loan Banks, due 2/09/01            6.50%      108,232
  2,000,000   Federal Home Loan Banks, due 3/02/01            6.34%    1,978,867
    300,000   Federal Home Loan Banks, due 3/06/01            6.37%      296,603
    500,000   Federal Home Loan Banks, due 3/22/01            5.52%      498,745
  1,100,000   Federal Home Loan Banks, due 4/12/01            6.20%    1,080,866
  5,500,000   Federal Home Loan Banks, due 4/12/01            6.21%    5,499,685
  1,300,000   Federal Home Loan Banks, due 6/08/01            6.02%    1,265,653
    187,000   Federal Home Loan Banks, due 7/12/01            6.43%      180,587
     71,000   Federal Home Loan Mortgage Corp., due 1/02/01   6.50%       70,987
  2,500,000   Federal Home Loan Mortgage Corp., due 1/04/01   6.35%    2,498,676
     50,000   Federal Home Loan Mortgage Corp., due 1/09/01   6.45%       49,928
  1,700,000   Federal Home Loan Mortgage Corp., due 1/29/01   6.18%    1,691,829
  4,700,000   Federal Home Loan Mortgage Corp., due 2/06/01   6.22%    4,670,766
  1,055,000   Federal Home Loan Mortgage Corp., due 2/22/01   6.41%    1,045,232
  1,000,000   Federal National Mortgage Assn., due 1/04/01    6.43%      999,464
    500,000   Federal National Mortgage Assn., due 1/05/01    6.46%      499,641
    228,000   Federal National Mortgage Assn., due 1/08/01    5.23%      227,925
  1,500,000   Federal National Mortgage Assn., due 1/11/01    6.42%    1,497,325
  1,200,000   Federal National Mortgage Assn., due 1/11/01    6.43%    1,197,857
    210,000   Federal National Mortgage Assn., due 1/11/01    6.44%      209,624
    260,000   Federal National Mortgage Assn., due 1/16/01    5.38%      259,833
  1,000,000   Federal National Mortgage Assn., due 1/18/01    6.42%      996,966
  1,500,000   Federal National Mortgage Assn., due 1/18/01    6.43%    1,495,445
    300,000   Federal National Mortgage Assn., due 1/26/01    6.18%      298,713
    700,000   Federal National Mortgage Assn., due 1/26/01    6.22%      696,976
    475,000   Federal National Mortgage Assn., due 1/29/01    5.44%      474,449
  1,900,000   Federal National Mortgage Assn., due 2/01/01    6.29%    1,889,709
    200,000   Federal National Mortgage Assn., due 2/08/01    6.37%      198,643
  4,000,000   Federal National Mortgage Assn., due 2/08/01    6.42%    3,972,872
  1,500,000   Federal National Mortgage Assn., due 2/08/01    6.40%    1,489,851
  1,071,000   Federal National Mortgage Assn., due 2/15/01    5.00%    1,068,521
  3,815,000   Federal National Mortgage Assn., due 2/22/01    6.57%    3,812,746
  2,250,000   Federal National Mortgage Assn., due 3/01/01    6.36%    2,226,529
  1,152,000   Federal National Mortgage Assn., due 3/08/01    6.30%    1,138,693
  2,000,000   Federal National Mortgage Assn., due 3/15/01    5.62%    1,996,099
  1,500,000   Federal National Mortgage Assn., due 3/20/01    6.55%    1,499,770
    500,000   Federal National Mortgage Assn., due 5/02/01    6.40%      499,440
  1,800,000   Federal National Mortgage Assn., due 6/14/01    5.96%    1,751,087
  2,000,000   Federal National Mortgage Assn., due 12/20/01   6.20%    2,000,000
  3,000,000   Student Loan Marketing Assn., due 5/18/01       6.33%    3,001,164
                                                                    ............

                  Total Investments (100.00%)                        $58,716,325


     * Represents annualized yield at date of purchase for discount securities, or coupon for coupon-bearing securities.

     ** Cost of investments for financial reporting and for Federal income tax purposes is the same as value.

--------------------------------------------------------------------------------

====================================================================================================================================
                                                STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                                              MIDAS          MIDAS
                                                                                              U.S. AND       SPECIAL
                                                      MIDAS          MIDAS         MIDAS      OVERSEAS       EQUITIES         DOLLAR
DECEMBER 31, 2000                                     MAGIC           FUND     INVESTORS          FUND           FUND       RESERVES
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                              $1,104,257    $50,503,761    $3,911,255    $4,602,846    $26,097,904    $58,716,325
 ....................................................................................................................................
Investments at market value                      $1,054,410    $38,664,865    $3,419,148    $4,472,079    $31,668,241    $58,716,325
Cash                                                     --             --            80            --             --            --
Receivables:
  Investment securities sold                             --         28,001            --            --             --            --
  Dividends                                             146          4,120           893           614         42,082            --
  Fund shares sold                                       --         84,281            --            --             --         2,086
  Interest                                               73             --            --            --             --       316,061
Other assets                                            125         21,053         3,699         1,043          5,625        94,332
 ....................................................................................................................................
  Total assets                                    1,054,754     38,802,320     3,423,820     4,473,736     31,715,948    59,128,804
====================================================================================================================================

LIABILITIES
Cash overdraft                                           --             --            --           172             --           122
Payables:
  Dividends                                              --             --            --            --             --         1,163
  Demand notes payable to bank (note 5)                  --      3,550,010        27,493       489,048      2,585,245       489,935
  Fund shares redeemed                                1,023        185,973         8,475            --         66,039
Accrued expenses                                      5,888        215,067        60,781        38,196         67,994        56,714
Accrued management and distribution fees             17,539         31,430         2,905         3,797         26,961        12,670
 ....................................................................................................................................
  Total liabilities                                  24,450      3,982,480        99,654       531,213      2,680,200       626,643
====================================================================================================================================

NET ASSETS                                       $1,030,304    $34,819,840    $3,324,166    $3,942,523    $29,035,748    $58,502,161
 ....................................................................................................................................
Shares outstanding,$0.01 par value                   68,293     41,362,591     1,704,984       873,287      1,450,480    58,502,161

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                     $    15.09    $       .84    $     1.95    $     4.51    $     20.02    $     1.00

At December 31, 2000, net assets consisted of:
Paid-in capital                                  $1,185,881    $251,231,974   $19,409,354   $4,606,526    $26,663,916    $58,502,217
Accumulated net realized loss
  on investments                                   (105,730)   (204,572,780)  (15,593,081)    (533,236)    (3,198,505)          (56)
Net unrealized appreciation (depreciation)
  on investments                                    (49,847)   (11,839,354)     (492,107)     (130,767)     5,570,337            --
 ....................................................................................................................................
                                                 $1,030,304    $34,819,840    $13,324,166   $3,942,523    $29,035,748    $58,502,161
====================================================================================================================================

====================================================================================================================================
                                                      STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              MIDAS          MIDAS
                                                                                              U.S. AND       SPECIAL
                                                      MIDAS          MIDAS         MIDAS      OVERSEAS       EQUITIES         DOLLAR
YEAR ENDED DECEMBER 31, 2000                          MAGIC           FUND     INVESTORS          FUND           FUND       RESERVES
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                        $  313,449    $  (611,018    $ (360,690    $3,143,973    $91,402,921    $       --
Foreign taxes withheld                                 (113)       (26,558)       (1,919)       (1,819)            --            --
Interest                                             15,924             --         3,524        11,245        158,793     3,849,534
 ....................................................................................................................................
  Total investment income                            19,260        584,460        62,295        53,399        561,714     3,849,534
====================================================================================================================================

EXPENSES
Investment management (note 3)                        8,644        459,859        37,386        63,481        305,677       304,137
Distribution (note 3)                                 2,161        114,965        37,386        63,481        341,025       151,812
Interest (note 5)                                       984        174,459         8,130        65,771        228,490         8,013
Transfer agent                                       32,088        422,850        60,482        33,010        122,188       132,134
Custodian                                             8,686        133,542        14,738        20,933         73,300        39,374
Professional (note 3)                                 8,490         66,625        24,059        37,359         46,634        47,518
Registration (note 3)                                13,910         42,420        18,314        16,170         25,435        31,886
Directors                                               381         18,674         5,381         6,725          9,353         6,166
Printing                                              4,959        151,515        10,817         5,782         14,537        26,174
Other                                                   770          9,704         1,645           632          6,248         8,277
 ....................................................................................................................................
  Total expenses                                     81,073      1,594,613       218,338       313,344      1,172,887       755,491
    Expenses reimbursed (note 3)                    (59,388)            --            --            --             --            --
    Investment management and distribution
      plan expenses waived (note 3)                      --             --       (28,039)      (47,611)            --      (243,053)
    Fee reduction (note 5)                           (3,117)       (36,203)       (4,636)         (886)        (7,194)      (26,759)
 ....................................................................................................................................
    Net expenses                                     18,568      1,558,410       185,663       264,847      1,165,693       485,679
 ....................................................................................................................................
    Net investment income (loss)                        692       (973,950)     (123,368)     (211,448)      (603,979)    3,363,855
====================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, FOREIGN CURRENCIES AND FUTURES
Net realized gain (loss) from
  security transactions                             109,308    (36,190,397)     (790,820)      629,592      6,056,666        13,266
Net realized loss from foreign currency
  and futures transactions                         (160,453)    (8,252,061)     (375,285)   (1,198,331)    (5,060,166)           --
Unrealized appreciation (depreciation) of
  investments during the period                    (213,820)    19,721,737       (17,572)   (3,723,451)    (8,697,055)           --
 ....................................................................................................................................
    Net realized and unrealized gain (loss)
      on investments, foreign currencies
      and futures                                  (264,965)   (24,720,721)   (1,183,677)   (4,292,190)    (7,700,555)       13,266
====================================================================================================================================

    Net increase (decrease) in net assets
      resulting from operations                  $ (264,273)   $(25,694,671)  $(1,307,045)  $(4,503,638)  $(8,304,534)   $3,377,121
====================================================================================================================================

===========================================================================================================
                       STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------

                                                          MIDAS MAGIC                 MIDAS FUND
                                                   ........................................................
FOR THE YEARS ENDED                                  12/31/00      12/31/99      12/31/00      12/31/99
-----------------------------------------------------------------------------------------------------------

OPERATIONS
Net investment income (loss)                       $       692   $     1,075   $  (973,950)   $  (487,649)
Net realized gain (loss) from foreign currency
  and futures transactions                            (160,453)       18,479    (8,252,061)       297,062
Net realized gain (loss) from security transactions    109,308        77,645   (36,190,397)  (103,922,952)
Unrealized appreciation (depreciation)
  of investments and foreign currencies
  during the period                                   (213,820)      222,497    19,721,737     94,780,730
 ...........................................................................................................

Net increase (decrease) in net assets
  resulting from operations                           (264,273)      319,696   (25,694,671)    (9,332,809)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income                    --        (1,300)           --            --
Distributions from net realized gains                  (59,179)     (104,504)           --            --
Distributions in excess of net realized gains               --            --            --            --
Distributions from paid-in capital                          --            --            --            --

CAPITAL SHARE TRANSACTIONS
Change in net assets resulting from capital
  share transactions (a)                               496,779        94,929   (11,305,834)    (6,688,244)
 ...........................................................................................................
Total change in net assets                             173,327       308,821   (37,000,505)   (16,021,053)

NET ASSETS
Beginning of Year                                      856,977       548,156    71,820,345     87,841,398
 ...........................................................................................................
End of Year                                        $ 1,030,304   $   856,977   $34,819,840    $71,820,345
===========================================================================================================

  (a) TRANSACTIONS IN CAPITAL SHARES WERE AS FOLLOWS:


VALUE
Shares sold                                        $ 1,174,671   $   580,609   $ 9,284,311    $31,700,935
Shares issued in reinvestment of distributions          58,851       105,883            --            --
Shares redeemed                                       (736,743)     (591,563)  (20,590,145)   (38,389,179)


    Net increase (decrease)                        $   496,779   $    94,929   $(11,305,834)   (6,688,244)

NUMBER
Shares Sold                                             63,044        30,673     9,152,895     22,242,244
Shares issued in reinvestment of distributions           4,021         4,856            --             --
Shares redeemed                                        (38,392)      (33,520)  (20,789,618)   (27,417,730)
 ...........................................................................................................
    Net increase (decrease)                             28,673         2,009   (11,636,723)    (5,175,486)
===========================================================================================================

============================================================================================================
                                 STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------
                                      MIDAS                       MIDAS
     MIDAS INVESTORS         U.S. AND OVERSEAS FUND       SPECIAL EQUITIES FUND          DOLLAR RESERVES
 .............................................................................................................
  12/31/00      12/31/99      12/31/00      12/31/99      12/31/00      12/31/99      12/31/00      12/31/99
-------------------------------------------------------------------------------------------------------------


$  (123,368)  $  (133,793)  $  (211,448)  $  (106,363)  $  (603,979)  $  (484,680)  $ 3,363,855   $ 2,914,339

   (375,285)      132,273    (1,198,331)      370,754    (5,060,166)    2,019,595            --            --
   (790,820)   (1,964,342)      629,592       (20,342)    6,056,666    (1,493,400)       13,266        (5,449)


    (17,572)    1,618,749    (3,723,451)    2,867,544    (8,697,055)    9,684,689            --            --
 .............................................................................................................


 (1,307,045)     (347,113)   (4,503,638)    3,111,593    (8,304,534)    9,726,204     3,377,121     2,908,890


         --            --            --            --            --            --    (3,363,855)   (2,914,339)
         --            --      (528,487)      (31,369)   (1,232,028)           --            --            --
         --            --            --            --            --            --       (13,266)           --
         --            --            --            --            --            --            --            --



   (413,891)     (901,019)     (906,275)     (539,181)   (3,056,611)   (4,904,335)   (5,748,227)   (1,279,368)
 .............................................................................................................
 (1,720,936)   (1,248,132)   (5,938,400)    2,541,043   (12,593,173)    4,821,869    (5,748,227)   (1,284,817)


  5,045,102     6,293,234     9,880,923     7,339,880    41,628,921    36,807,052    64,250,388    65,535,205
 .............................................................................................................
$ 3,324,166   $ 5,045,102   $ 3,942,523   $ 9,880,923   $29,035,748   $41,628,921   $58,502,161   $64,250,388
=============================================================================================================





$   356,143   $   710,909   $   837,750   $   967,721   $   713,555   $ 1,609,739   $59,754,472   $60,416,438
         --            --       485,788        28,577     1,134,169            --     3,351,591     2,880,221
   (770,034)   (1,611,928)   (2,229,813)   (1,535,479)   (4,904,335)   (6,514,074)  (68,854,290)  (64,576,027)


$  (413,891)  $  (901,019)  $  (906,275)  $  (539,181)  $(3,056,611)  $(4,904,335)  $(5,748,227)  $(1,279,368)


    168,951       245,435       115,058       116,171        29,716        75,136    59,754,472    60,416,438
         --            --        86,490         3,991        59,100            --     3,351,591     2,880,221
   (369,047)     (572,749)     (267,742)     (205,037)     (205,446)     (317,290)  (68,854,290)  (64,576,027)
 .............................................................................................................
   (200,096)     (327,314)      (66,194)      (84,875)     (116,630)     (242,154)   (5,748,227)   (1,279,368)
=============================================================================================================

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1         The Midas Funds ("Funds") are all Maryland corporations registered under the Investment Company Act of 1940, as amended, as open-end management investment companies.

          Midas Magic, Inc.'s investment objective is capital appreciation. The Fund seeks capital appreciation by investing in equity securities, securities convertible into common stocks, and preferred stocks.

          Midas Fund, Inc.'s investment objectives are primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund seeks to achieve these objectives by investing 65% of its total assets primarily in (1) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (2) gold, silver and platinum bullion, as set forth in its prospectus.

          Midas Investors Ltd.'s investment objective is long term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in securities of companies involved directly or indirectly in mining, processing or dealing in gold or other precious metals and in gold, platinum and silver bullion, as set forth in its prospectus. Income is the secondary objective.

          Midas U.S. and Overseas Fund Ltd.'s investment objective is to seek to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers.

          Midas Special Equities Fund, Inc.'s investment objective is capital appreciation. The Fund seeks capital appreciation by investing aggressively in equity securities, warrants, convertible securities and debt instruments.

          Dollar Reserves, Inc.'s investment objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities.

          The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value, and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and foreign securities are valued at the mean between the current bid and asked prices. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Futures and forward contracts are marked to market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded by the Funds equal to the difference between the opening and closing value of the contract. A Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis.

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
                                    CONTINUED
--------------------------------------------------------------------------------

          In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

          Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and net capital gains, if any, after utilization of any capital loss carryforward, to shareholders and therefore no Federal income tax provision is required.

2         Distributions from net realized gains, if any, are normally declared and paid annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards, post-October capital losses, net operating losses and foreign currency transactions.

          At December 31, 2000, Midas Fund, Inc. had an unused capital loss carryforward of approximately $200,191,300 of which $2,587,100, $25,267,300, $12,176,100, $87,852,800 and $72,308,000 expires in 2004,
     2005, 2006, 2007 and 2008, respectively. At December 31, 2000, Midas Investors Ltd. had an unused capital loss carryforward of approximately $15,593,100 of which $3,474,200, $9,124,000, $1,833,000 and $1,161,900 expires in 2005, 2006, 2007, and 2008, respectively.

--------------------------------------------------------------------------------

3         Effective June 30, 1999, the investment management agreement between
     Midas Magic, Inc. and Rockwood Advisers, Inc. and the investment management agreements between Bull & Bear Advisers, Inc. and Midas Special Equities Fund, Inc., Midas U.S. and Overseas Fund Ltd., Midas Investors Ltd., and Dollar Reserves, Inc. were transferred to Midas Management Corporation (the "Investment Manager"). The terms of the investment management agreements, other than the name of the investment manager, did not change.

          Under the investment management agreements of Midas Magic, Inc. and Midas Fund, Inc., the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of each Fund at the annual rate of 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion and .75% over $1 billion. The Investment Manager has contractually agreed to reimburse Midas Magic, Inc. expenses excluding taxes, etc., in excess of 1.90% of average net assets until May 1, 2001. Pursuant to such contract and voluntary reimbursements, the Investment Manager reimbursed the Fund $59,388 for the year ended December 31, 2000.

          Under the terms of the investment management agreements of Midas Special Equities Fund, Inc., Midas U.S. and Overseas Fund Ltd., and Midas Investors Ltd., the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million.

--------------------------------------------------------------------------------

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
                                    CONTINUED
--------------------------------------------------------------------------------

          Under the terms of the investment management agreement of Dollar Reserves, Inc., the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% of the first $250 million, .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million. The Investment Manager voluntarily waived $152,068 of its management fee for the year ended December 31, 2000.

          Pursuant to the investment management agreements with each Fund, the Investment Manager has agreed to waive all or part of its fee or reimburse any Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Funds are qualified for sale, although currently the Funds are not subject to any such limits. Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. Under each Plan, each Fund pays the Fund's Distributor, Investor Service Center, Inc., an affiliate of the Investment Manager, a fee of .25% (Midas Magic, Inc., Midas Fund, Inc. and Dollar Reserves, Inc.) and 1.00% (Midas U.S. and Overseas Fund Ltd., Midas Special Equities Fund, Inc. and Midas Investors Ltd.) for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds' share. For Midas U.S. and Overseas Fund Ltd., the Distributor has made a partial contractual fee waiver that will continue through May 1, 2001 and has waived $47,611 in distribution expenses for the year ended December 31, 2000. For Midas Investors Ltd., the Distributor has made a partial contractual fee waiver that will continue through May 1, 2001 and has waived $28,039 in distribution expenses for the year ended December 31, 2000. For Dollar Reserves, Inc., the Distributor has voluntarily waived $90,985 of its distribution fee for the year ended December 31, 2000.

          Certain officers and directors of the Fund are officers and directors of the Investment Manager and the Fund's Distributor. The Funds reimbursed the Investment Manager $132,518 for providing certain administrative and accounting services at cost during the year ended December 31, 2000. In addition, Dollar Reserves, Inc. and Midas Fund, Inc. paid the Distributor $82,070 and $57,722, respectively, for payments made to certain brokers for transfer agent services.

--------------------------------------------------------------------------------

4         At December 31, 2000, aggregate cost and net unrealized appreciation
     (depreciation) of securities for federal income tax purposes were as follows:


                              FEDERAL         GROSS         GROSS           NET
                               INCOME    UNREALIZED    UNREALIZED  APPRECIATION
    DECEMBER 31, 2000        TAX COST  APPRECIATION  DEPRECIATION (DEPRECIATION)
    ----------------------------------------------------------------------------

    Midas Magic, Inc.     $ 1,104,257    $   27,817   $    77,664  $    (49,847)
    Midas Fund, Inc.       50,503,761     4,660,112    16,499,008   (11,838,896)
    Midas Investors Ltd.    3,911,255       442,223       934,330      (492,107)
    Midas U.S. and
      Overseas Fund Ltd.    4,602,846       140,442       271,209      (130,767)
    Midas Special
      Equities Fund, Inc.  26,097,904     6,061,196       490,859      5,570,337
--------------------------------------------------------------------------------

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
                                    CONTINUED
--------------------------------------------------------------------------------

     Purchases and sales of securities other than short term notes were as follows:

     FOR THE YEAR ENDED                            PURCHASES   PROCEEDS FROM THE
     DECEMBER 31, 2000                         OF SECURITIES  SALE OF SECURITIES
     ---------------------------------------------------------------------------
     Midas Magic, Inc.                          $  1,714,351        $  1,718,146
     Midas Fund, Inc.                             51,411,054          70,310,288
     Midas Investors Ltd.                          3,666,579           4,392,637
     Midas U.S. and Overseas Fund Ltd.            17,336,589          21,475,649
     Midas Special Equities Fund, Inc.            90,144,809         104,168,060
--------------------------------------------------------------------------------

5         The Funds have a committed bank line of credit at an interest rate equal to the Federal Reserve Funds Rate plus 1.00 percentage point for leveraging and/or temporary or emergency purposes. At December 31, 2000, the outstanding balance, and for the year ended December 31, 2000, the weighted average interest rate and the weighted average amount outstanding were as follows:


                                                         WEIGHTED     WEIGHTED
                                                          AVERAGE      AVERAGE
     FOR THE YEAR ENDED                   OUTSTANDING    INTEREST       AMOUNT
     DECEMBER 31, 2000                        BALANCE        RATE  OUTSTANDING
     ---------------------------------------------------------------------------
     Midas Magic, Inc.                     $       --       7.31%   $   13,471
     Midas Fund, Inc.                       3,550,010       7.39%    2,360,827
     Midas Investors Ltd.                      27,493       7.24%      112,215
     Midas U.S. and Overseas Fund Ltd.        489,048       7.19%      903,278
     Midas Special Equities Fund, Inc.      2,585,245       7.16%    3,171,112
     Dollar Reserves,Inc                      489,935       6.57%      121,919

          The Funds participate in repurchase agreements with the Funds' custodian. The custodian takes possession of the underlying collateral securities which are valued daily to ensure that the fair market value, including accrued interest is at least equal, at all times, to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

          The Funds have entered into an arrangement with its transfer agent and custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Funds' expenses. During the period, the Funds' transfer agent fees and custodian fees were reduced by $69,796 and $8,999, respectively, under such arrangements.

--------------------------------------------------------------------------------

===================================================================================================================================
                                              FINANCIAL HIGHLIGHTS - MIDAS MAGIC, INC.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        TWO
                                                              YEAR         YEAR      MONTHS            YEARS ENDED OCTOBER 31,
                                                             ENDED        ENDED       ENDED
                                                          12/31/00     12/31/99    12/31/98           1998        1997        1996
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA*
Net asset value at beginning of period                     $ 21.63      $ 14.57      $15.67        $ 24.92      $24.24      $18.73
 ...................................................................................................................................
Income from investment operations:
  Net investment income (loss)                                 .01          .03        (.04)          (.25)       (.59)       (.56)
  Net realized and unrealized gain (loss) on investments     (5.63)       10.28         .98          (7.20)       6.17        6.07
 ...................................................................................................................................
    Total from investment operations                         (5.62)       10.31         .94          (7.45)       5.58        5.51
 ...................................................................................................................................
Less distributions:
  Distributions from net investment income                       --        (.03)         --             --          --          --
  Distributions from net realized gain on investments         (.92)       (3.22)      (2.04)         (1.80)      (4.90)         --
 ...................................................................................................................................
    Total distributions                                       (.92)       (3.25)      (2.04)         (1.80)      (4.90)         --
 ...................................................................................................................................
Net asset value at end of period                           $ 15.09      $ 21.63      $14.57        $ 15.67      $24.92      $24.24
===================================================================================================================================
Total return                                                (25.83)%      70.58%       6.48%        (31.29)%     27.55%      29.42%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)                $ 1,030      $   857      $  548        $   613      $1,771      $1,200
===================================================================================================================================
Ratio of expenses to average net assets(a)(b)                 2.52%        2.40%       2.85%**        2.09%       2.81%       2.55%
===================================================================================================================================
Ratio of net investment loss to average net assets            0.08%        0.18%      (1.54)%**      (1.38)%     (2.65%)     (2.23%)
===================================================================================================================================
Portfolio turnover rate                                     283.45%      357.71%          0%        207.02%      44.00%      42.48%
===================================================================================================================================

**   Per share net investment income (loss) and net realized and unrealized gain
     (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

**   Annualized.

(a) Ratio prior to reimbursement by the Investment Manager was 9.42%, 12.44%, 18.84%**, 9.27%, 10.47% and 4.44%, for the years ended December 31, 2000 and 1999, the two months ended December 31, 1998 and the years ended October 31, 1998, 1997 and 1996, respectively.

(b) Ratio after custodian fee credits was 2.16% and 2.13% for the years ended December 31, 2000 and 1999, respectively and 1.97% for the year ended October 31, 1998. There were no custodian fee credits for prior years.


====================================================================================================================================
                                          FINANCIAL HIGHLIGHTS - MIDAS FUND, INC.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        YEARS ENDED DECEMBER 31,

                                                                        2000         1999         1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA*
Net asset value at end of year                                       $  1.36      $  1.51      $  2.11      $   5.15      $   4.25
 ....................................................................................................................................
Income from investment operations:
  Net investment loss                                                   (.02)        (.01)          --          (.03)         (.05)
  Net realized and unrealized gain (loss) on investments                (.50)        (.14)        (.60)        (3.01)          .95
 ....................................................................................................................................
      Total from investment operations                                  (.52)        (.15)        (.60)        (3.04)          .90
 ....................................................................................................................................
Less distributions:
  Distributions from net realized gains                                   --           --           --            --            --
 ....................................................................................................................................
Net asset value at end of year                                       $   .84      $  1.36      $  1.51      $   2.11      $   5.15
====================================================================================================================================
Total Return                                                          (38.24)%      (9.93)%     (28.44)%      (59.03)%       21.22%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)                          $34,820      $71,820      $87,841      $100,793      $200,457
====================================================================================================================================
Ratio of expenses to average net assets (a)(b)                          3.48%        2.81%        2.33%         1.90%         1.63%
====================================================================================================================================
Ratio of net investment loss to average net assets(c)                  (2.35)%       (.80)%       (.02)%        (.72)%        (.92)%
====================================================================================================================================
Portfolio turnover rate                                                  109%          74%          27%           50%           23%
====================================================================================================================================

* Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

**   Annualized.

(a) Ratio prior to reimbursement by the Investment Manager was 2.15% and1.83%, for the years ended December 31, 1997 and 1996, respectively.

(b) Ratio after transfer agent and custodian credits was 3.40%, 2.73%, 2.30%, 1.88% and1.61% for the years ended December 31, 2000, 1999, 1998, 1997 and
     1996, respectively.

(c) Ratio prior to reimbursement by the Investment Manager was (.97)%, and (1.12)%, for the years ended December 31, 1997 and 1996, respectively.

====================================================================================================================================
                                        FINANCIAL HIGHLIGHTS - MIDAS INVESTORS LTD.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SIX
                                                                   YEAR       YEAR     MONTHS           YEARS ENDED DECEMBER 31,
                                                                  ENDED      ENDED      ENDED
                                                               12/31/00   12/31/99   12/31/98         1998        1997        1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA*
Net asset value at beginning of period                           $ 2.65     $ 2.82     $ 3.67       $ 7.14     $ 14.02     $ 13.13
 ....................................................................................................................................
Income from investment operations:
  Net investment loss                                              (.07)      (.06)      (.04)        (.12)       (.25)       (.22)
  Net realized and unrealized gain (loss) on investments           (.63)      (.11)      (.81)       (2.94)      (4.36)       2.72
 ....................................................................................................................................
    Total from investment operations                               (.70)      (.17)      (.85)       (3.06)      (4.61)       2.50

Less distributions:
  Distributions from net realized gain on investments                --         --         --         (.41)      (2.27)      (1.61)
 ....................................................................................................................................
    Total distributions                                              --         --         --         (.41)      (2.27)      (1.61)
 ....................................................................................................................................
Net asset value at end of period                                 $ 1.95     $ 2.65     $ 2.82       $ 3.67     $  7.14     $ 14.02
====================================================================================================================================
Total return                                                     (26.42)%    (6.03)%   (23.16)%     (43.45)%    (37.81)%     21.01%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)                      $3,324     $5,045     $6,293       $8,234     $15,217     $27,485
====================================================================================================================================
Ratio of expenses to average net assets(a) (b) (c)                 5.11%      4.05%      4.32%**      3.88%       2.94%       3.05%
====================================================================================================================================
Ratio of net investment income (loss) to average net assets       (3.43)%    (2.29)%    (2.50)%**    (2.40)%     (2.06%)     (1.61%)
====================================================================================================================================
Portfolio turnover rate                                              97%        52%        36%         136%         37%         61%
====================================================================================================================================

* Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

**   Annualized.

(a) Ratios excluding interest expense were 4.89%, 3.92%, 3.96%**, 3.57%, 2.77% and 2.93%, for the years ended December 31, 2000 and 1999, the six months ending December 31, 1998 and the years ending June 30, 1998, 1997 and 1996, respectively.

(b) Ratio after transfer agent and custodian credits was 4.98%, 3.80%, 4.30%** and 3.82% for the years ended December 31, 2000 and 1999, the six months ending December 31, 1998 and the year ended June 30, 1998, respectively.

(c) Ratio prior to waiver by the Distributor was 5.86% and 4.54% for the years ended December 31, 2000 and 1999, respectively.


====================================================================================================================================
                                 FINANCIAL HIGHLIGHTS - MIDAS U.S. AND OVERSEAS FUND LTD.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              YEARS ENDED DECEMBER 31,

                                                                                  2000       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA*
Net asset value at beginning of year                                            $10.52     $ 7.17     $ 7.35     $ 7.91     $ 8.36
 ....................................................................................................................................
Income from investment operations:
  Net investment loss                                                             (.23)      (.10)      (.10)      (.05)      (.24)
  Net realized and unrealized gain on investments                                (5.13)      3.49        .18        .46        .68
 ....................................................................................................................................
      Total from investment operations                                           (5.36)      3.39        .08        .41        .44
 ....................................................................................................................................
Less distributions:
  Distributions from net realized gains on investments                            (.65)      (.04)      (.26)      (.97)      (.89)
 ....................................................................................................................................
Net asset value at end of year                                                  $ 4.51     $10.52     $ 7.17     $ 7.35     $ 7.91
====================================================================================================================================
Total return                                                                    (52.09)%    47.44%      1.18%      5.64       5.34%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets at end of year (000's omitted)                                       $3,943     $9,881     $7,340     $8,446     $9,836
====================================================================================================================================
Ratio of expenses to average net assets (a)(b)                                    4.20%      3.19%      3.33%      3.28%      3.20%
====================================================================================================================================
Ratio of net investment loss to average net assets                               (3.34)%    (1.52)%    (1.38)%    (0.63)%    (2.74)%
====================================================================================================================================
Portfolio turnover rate                                                            238%       174%        69%       205%       255%
====================================================================================================================================

* Per share net investment loss and net realized and unrealized gain on investments have been computed using the average number of shares outstanding.These computations had no effect on net asset value per share.

**   Annualized.

(a) Ratio after the transfer agent and custodian fee credits was 4.18%, 3.16% and 3.22% for 2000, 1999, and 1997, respectively. There were no custodian credits for 1998 and 1996.

(b) Ratio prior to waiver by the Distributor was 4.95% and 3.69% for the years ended December 31, 2000 and 1999, respectively.

====================================================================================================================================
                                      FINANCIAL HIGHLIGHTS - MIDAS SPECIAL EQUITIES FUND, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         YEARS ENDED DECEMBER 31,

                                                              2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA*
Net asset value at beginning of year                        $26.56         $20.34         $23.38         $22.96         $25.42
 ....................................................................................................................................
Income from investment operations:
  Net investment loss                                         (.39)          (.27)          (.61)          (.38)          (.73)
  Net realized and unrealized gain (loss) on investments     (5.27)          6.49           (.65)          1.55            .99
 ....................................................................................................................................
      Total from investment operations                       (5.66)          6.22          (1.26)          1.17            .26
 ....................................................................................................................................
Less distributions:
  Distributions from net realized gain on investments         (.88)            --          (1.78)          (.75)         (2.72)
 ....................................................................................................................................
  Net increase (decrease) in net asset value                 (6.54)          6.22          (3.04)           .42          (2.46)
 ....................................................................................................................................
Net asset value at end of year                              $20.02         $26.56         $20.34         $23.38         $22.96
====================================================================================================================================
Total return                                                 (22.2)%         30.6%          (5.0)%          5.3%           1.0%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets at end of year (000's omitted)                   $29,036        $41,629        $36,807        $44,773        $49,840
====================================================================================================================================
Ratio of expenses to average net assets(a)(b)                 3.44%          3.13%          3.42%          2.81%          2.92%
====================================================================================================================================
Ratio of net investment loss to average net assets           (1.77)%        (1.44)%        (2.57)%        (1.48)%        (2.81%)
====================================================================================================================================
Portfolio turnover rate                                        248%           159%            97%           260%           311%
====================================================================================================================================

** Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

**   Annualized.

(a) Ratio excluding interest expense was 2.77%, 2.71%, 2.63%, 2.53% and 2.45% for the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

(b) Ratio after transfer agent and custodian fee credits was 3.42%, 3.04%, 3.41% and 2.79% for the years ended December 31, 2000, 1999, 1998 and 1997, respectively. There were no custodian fee credits for 1996.


====================================================================================================================================
                                            FINANCIAL HIGHLIGHTS - DOLLAR RESERVES, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               SIX
                                                                          YEAR      YEAR    MONTHS          YEARS ENDED JUNE 30,
                                                                         ENDED     ENDED     ENDED
                                                                      12/31/00  12/31/99  12/31/98        1998      1997      1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value at beginning of period                                  $1.000    $1.000    $1.000      $1.000    $1.000    $1.000
 ....................................................................................................................................
Income from investment operations:
  Net investment income                                                   .056      .043      .022        .048      .047      .047
Less distributions:
  Distributions from net investment income                               (.056)    (.043)    (.022)      (.047)    (.047)    (.047)
  Distributions from paid-in capital                                        --        --        --       (.001)       --        --
 ....................................................................................................................................
Net asset value at end of period                                        $1.000    $1.000    $1.000      $1.000    $1.000    $1.000
====================================================================================================================================
Total return                                                              5.74%     4.38%     4.46%**     4.88%     4.83%     4.81%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)                             $58,502   $64,250   $65,535     $61,602   $62,908   $62,467
====================================================================================================================================
Ratio of expenses to average net assets(a)(b)                              .84%      .94%      .93%**      .86%      .71%      .90%
====================================================================================================================================
Ratio of net investment income to average net assets(b)                   5.54%     4.30%     4.43%**     4.71%     4.73%     4.70%
====================================================================================================================================

**   Annualized.

(a) Ratio prior to waiver by the Investment Manager and Distributor was 1.09%, 1.34%, 1.30%**, 1.20%, 1.21% and 1.40%, for the years ended December 31,
     2000 and 1999, the six months ended December 31, 1998 and the years ended June 30, 1998, 1997 and 1996, respectively.

(b) Ratio prior to waiver by the Investment Manager and Distributor was 5.29%, 3.90%, 4.06%**, 4.37%, 4.23% and 4.20%, for the years ended December 31,
     2000 and 1999, the six months ended December 31, 1998 and the years ended June 30, 1998, 1997 and 1996, respectively.

(c) Ratio after transfer agent and custodian fee credits was 0.80% for the year ended December 31, 2000.

================================================================================
               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF

MIDAS MAGIC, INC.
MIDAS FUND, INC.
MIDAS INVESTORS LTD.
MIDAS U.S. AND OVERSEAS FUND LTD.
MIDAS SPECIAL EQUITIES FUND, INC.
DOLLAR RESERVES, INC.


     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Midas Magic, Inc., Midas Fund, Inc., Midas Investors Ltd., Midas U.S. and Overseas Fund Ltd., Midas Special Equities Fund, Inc. and Dollar Reserves, Inc. as of December 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Midas Magic, Inc., Midas Fund, Inc., Midas Investors Ltd., Midas U.S. and Overseas Fund Ltd., Midas Special Equities Fund, Inc. and Dollar Reserves, Inc. as of December 31, 2000, the results of their operations for the year then ended, changes in their net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles.


TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
JANUARY 12, 2001

          MIDAS
          FUNDS
Discovering Opportunities

               ACCOUNT           USE THIS ACCOUNT APPLICATION TO OPEN A REGULAR
               APPLICATION       MIDAS ACCOUNT. FOR A MIDAS IRA APPLICATION,
                                 CALL TOLL-FREE 1-800-400-MIDAS (6432) OR ACCESS
                                 OUR WEB SITE AT WWW.MIDASFUNDS.COM. RETURN THIS
                                 COMPLETED ACCOUNT APPLICATION IN THE ENCLOSED
                                 ENVELOPE OR MAIL TO: MIDAS FUNDS, BOX 219789,
                                 KANSAS CITY, MO 64121-9789.




====================================================================================================================================
1.   REGISTRATION (PLEASE PRINT) FOR ASSISTANCE WITH THIS APPLICATION, PLEASE
     CALL 1-800-400-MIDAS (6432) 9A.M. - 5P.M. EASTERN TIME.

     INDIVIDUAL:

     -------------------------------------------------------------------------------------------------------------------------------
     First Name                       Middle Initial              Last Name                          Social Security Number

     JOINT TENANT: NOTE: REGISTRATION WILL BE JOINT TENANTS WITH RIGHT OF SURVIVORSHIP, UNLESS OTHERWISE SPECIFIED.


     -------------------------------------------------------------------------------------------------------------------------------
     First Name                       Middle Initial              Last Name                          Social Security Number

     GIFT/TRANSFER TO A MINOR:
                                                                  AS CUSTODIAN FOR
     -------------------------------------------------------------------------------------------------------------------------------
     Name of Custodian (only one)                                                 Name of Minor (only one)

     UNDER THE                        UNIFORM GIFTS/TRANSFERS TO MINORS ACT.
     -------------------------------------------------------------------------------------------------------------------------------
     Custodian's State of Residence                             Minor's Social Security Number        Minor's Date of Birth

     CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHERS:

     -------------------------------------------------------------------------------------------------------------------------------
     Name of Corporation, Partnership, or other Organization      Name of Individual(s) Authorized to Act for the
                                                                  Corporation, Partnership, or other Organization

     -------------------------------------------------------------------------------------------------------------------------------
     Tax I.D. Number                  Name of Trustee(s)          Date of Trust Instrument

====================================================================================================================================

2.   MAILING ADDRESS, TELEPHONE NUMBER, AND CITIZENSHIP

     -------------------------------------------------------------------------------------------------------------------------------
     Street                           City                             State / Zip         Daytime Telephone   E-mail address

     CITIZEN OF:  (  ) U.S.  (  ) OTHER:                               CITIZEN OF:  (  ) U.S.  (  ) OTHER:
     -------------------------------------------------------------------------------------------------------------------------------
     Owner                                                             Joint Owner

====================================================================================================================================

3.   FUND(S) CHOSEN AND AMOUNT INVESTED ($1,000 MINIMUM PER FUND) NOTE: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the Midas Automatic Investment Program (see Section 6).


     MIDAS FUND         [$           ]                                  MIDAS SPECIAL EQUITIES FUND      [$           ]

     MIDAS INVESTORS    [$           ]                                  MIDAS U.S. AND OVERSEAS FUND     [$           ]

     MIDAS MAGIC        [$           ]                                  DOLLAR RESERVES                  [$           ]

                                                                            TOTAL                      [$             ]


     BY CHECK: PLEASE DRAW YOUR CHECK TO THE ORDER OF MIDAS FUNDS AND ENCLOSE WITH THIS APPLICATION. THIRD PARTY CHECKS WILL NOT BE
     ACCEPTED.

     BY WIRE: PLEASE CALL 1-800-400-MIDAS (6432) 9A.M. - 5P.M. EASTERN TIME TO BE ASSIGNED AN ACCOUNT NUMBER BEFORE MAKING AN
     INITIAL INVESTMENT BY WIRE.

     PLEASE INDICATE THE ASSIGNED ACCOUNT NUMBER _________________ AND THE DATE THE WIRE WAS SENT _______________________.

===================================================================================================================================

4.   DISTRIBUTIONS IF NO CIRCLE IS CHECKED, THE AUTOMATIC COMPOUNDING OPTION WILL BE ASSIGNED TO INCREASE THE SHARES YOU OWN.
     o AUTOMATIC COMPOUNDING OPTION DIVIDENDS AND DISTRIBUTIONS REINVESTED IN ADDITIONAL SHARES.
     o PAYMENT OPTION  o DIVIDENDS IN CASH, DISTRIBUTIONS REINVESTED.
     o DIVIDENDS AND DISTRIBUTIONS IN CASH.

====================================================================================================================================

5.   CHECK WRITING PRIVILEGE FOR DOLLAR RESERVES - SIGNATURE CARD

     I am investing in Dollar Reserves and would like free check writing (minimum $250 per check). Please send free personalized checks. I have read and agree to the Check Writing Account Agreement on the reverse of this Signature Card.

     Please permit a single signature on checks drawn on joint accounts, corporations, trusts, etc., unless the following circle is checked o.


------------------------------------------------------------------------------------------------------------------------------------
     Signature                                                     Signature of Joint Owner (if any)


------------------------------------------------------------------------------------------------------------------------------------
     Print Name                                                    Print Name of Joint Owner (if any)


                                                                                                           (PLEASE CONTINUE ON BACK)

====================================================================================================================================

6.   MIDAS FUNDS AUTOMATIC INVESTMENT PROGRAM

     o BANK TRANSFER PLAN AUTOMATICALLY PURCHASE SHARES EACH MONTH BY TRANSFERRING THE DOLLAR AMOUNT YOU SPECIFY FROM YOUR REGULAR
       CHECKING ACCOUNT, NOW ACCOUNT OR BANK MONEY MARKET ACCOUNT. PLEASE ATTACH A VOIDED BANK ACCOUNT CHECK.

     FUND NAME:
               -------------------------------------------
     AMOUNT ($100 MINIMUM): $                              DAY OF MONTH:   o 10TH    o 15TH    o 20TH
                            ------------------------------

     o SALARY INVESTING PLAN THE ENROLLMENT FORM WILL BE SENT TO THE ADDRESS IN SECTION 2 OR CALL TOLL-FREE 1-800-400-MIDAS (6432)
       TO HAVE THE FORM SENT TO YOUR PLACE OF EMPLOYMENT.

     o GOVERNMENT DIRECT DEPOSIT PLAN YOUR REQUEST WILL BE PROCESSED AND YOU WILL RECEIVE THE ENROLLMENT FORM.
====================================================================================================================================

7.   INVESTMENTS AND REDEMPTIONS BY TELEPHONE

     SHAREHOLDERS AUTOMATICALLY ENJOY THE PRIVILEGE OF CALLING TOLL-FREE 1-888-503-VOICE (8642) OR ACCESSING THEIR MIDAS FUNDS
     ACCOUNT ON THE WEB AT WWW.MIDASFUNDS.COM TO PURCHASE ADDITIONAL SHARES OF A FUND OR TO EXPEDITE A REDEMPTION AND HAVE THE
     PROCEEDS SENT DIRECTLY TO THEIR ADDRESS OR TO THEIR BANK ACCOUNT, UNLESS DECLINED BY CHECKING THE FOLLOWING CIRCLE o. THE LINK
     WITH YOUR BANK OFFERS FLEXIBLE ACCESS TO YOUR MONEY. TRANSFERS OCCUR ONLY WHEN YOU INITIATE THEM AND MAY BE MADE BY EITHER BANK
     WIRE OR BANK CLEARINGHOUSE TRANSFER WITH THE MIDAS ELECTRONIC FUNDS TRANSFER SERVICE.

     TO ESTABLISH THE LINK TO YOUR BANK, PLEASE ATTACH A VOIDED CHECK FROM YOUR BANK ACCOUNT. ONE COMMON NAME MUST APPEAR ON YOUR
     MIDAS FUNDS ACCOUNT AND BANK ACCOUNT.
====================================================================================================================================

8.   SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING

     "I CERTIFY THAT I HAVE RECEIVED AND READ THE PROSPECTUS FOR THE MIDAS FUNDS, AGREE TO ITS TERMS, AND HAVE THE LEGAL CAPACITY TO
     PURCHASE THEIR SHARES. I UNDERSTAND TELEPHONE CONVERSATIONS WITH INVESTOR SERVICE CENTER, INC. ("ISC") REPRESENTATIVES ARE
     RECORDED AND HEREBY CONSENT TO SUCH RECORDING. I AGREE THAT NEITHER THE FUNDS NOR ISC WILL BE LIABLE FOR ACTING ON INSTRUCTIONS
     BELIEVED GENUINE AND UNDER REASONABLE PROCEDURES DESIGNED TO PREVENT UNAUTHORIZED TRANSACTIONS. I CERTIFY (1) THE SOCIAL
     SECURITY OR TAXPAYER IDENTIFICATION NUMBER PROVIDED ABOVE IS CORRECT, (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (A) I
     AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP WITHHOLDING, OR (C) I
     HAVE BEEN NOTIFIED BY THE IRS THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND (3) I AM A U.S. PERSON (INCLUDING A U.S.
     RESIDENT ALIEN)." (PLEASE CROSS OUT ITEM 2 IF IT DOES NOT APPLY TO YOU.) THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR
     CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

     -------------------------------------------------------------------------------------------------------------------------------
     Signature of  o Owner  o Trustee  o Custodian     Date            Signature of Joint Owner (if any)              Date

                                                                                                                      MF-ARAPP-12/00



------------------------------------------------------------------------------------------------------------------------------------
CHECK WRITING ACCOUNT AGREEMENT

The payment of money is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures.

UMB Bank Warsaw (the "Bank") is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank to transmit such checks to the applicable Midas mutual fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account.

This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current
Prospectus for each Midas mutual fund as to which the Depositor(s) has arranged to redeem shares by check writing. The Bank is further authorized to effect redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees to be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time; that the Bank, Investor Service Center, and Midas have the right to change, modify or terminate this check writing service at any time;
and that the Bank shall be liable for its own negligence.

SHAREHOLDER SERVICES
o Electronic Funds Transfers
o Automatic Investment Program
o Retirement Plans:
  Traditional Deductible IRA
  Roth IRA
  SEP-IRA
  Simple IRA
  403(b)
  Education IRA

MINIMUM INVESTMENTS
o Regular Accounts: $1,000

o Retirement Plans, including Traditional Deductible IRA, Roth IRA, SEP-IRA, Simple IRA, and 403(b): $1,000

o Education IRA: $500

o Automatic Investment Program: $100

o Subsequent Investments: $100

MIDAS FUNDS
P.O. Box 219789
Kansas City, MO 64121

1-800-400-MIDAS (6432) for Investment Information
1-888-503-VOICE (8642) for Shareholder Services

Call toll-free for Fund performance, telephone purchases and to obtain information concerning your account. Or access Midas Funds on the Worldwide Web at www.midasfunds.com.

Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be with more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Midas Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus. Investor Service Center, Inc., Distributor.

         [LOGO]
          MIDAS
          FUNDS
DISCOVERING OPPORTUNITIES


MIDAS FUNDS
P.O. BOX 219789
KANSAS CITY, MO 64121

CHANGE SERVICE REQUESTED

517614

                                                                     MF-AR-12/00